Farm-in Letter Agreement

(“Agreement”)

Between:

Unitech Energy Resources Inc.

An Alberta, Canada corporation

(“URX”)

-and-

Octagon 88 Resources, Inc.

A Nevada corporation

(“Octagon”)

(hereinafter collectively referred to as the “Parties”)

Whereas the Parties wish to form a business relationship that contemplates the  exploration for, and production of, hydrocarbons from Alberta petroleum and natural gas lease #050606526, (the “Lease”), which Lease is held by URX and comprises approximately 640 acres of land with petroleum and natural gas exploitation rights from the surface to the base of the Viking formation, and which Lease is located in central Alberta, Canada, at section 14, Township 58, Range 13, W5 which is approximately 130 miles northwest of Edmonton, Alberta in the area known as “Goodwin”, the Parties hereby agree as follows:

a)

Octagon will farm-in on the Lease on the basis of a 100% capital interest for a 50% working interest. For clarity, Octagon will pay 100% of all costs associated with drilling, re-completing, and testing and thereafter both Parties will pay their respective 50% of any go-forward costs;

b)

There is no payout account;

c)

Octagon will pay to URX, US$5,000 upon signing of this Agreement and a further US$10,000 upon the closing of Octagon’s financing as contemplated by the filing of a registration statement with the US S.E.C. (the “Financing”). If Octagon does not pay the required $10,000 within 30 days of the closing of the Financing, OR before June 30, 2009, whichever occurs first, Octagon will forfeit all rights to the Lease and will not receive any refund of the initial $5,000 paid;

d)

Upon the full payments in item (c) above being made, URX will provide Octagon with all of URX’s geological working papers with regard to the Lease. These working papers will remain the property of URX and they are provided to Octagon for the sole purpose of assisting Octagon with its exploration activities on the Lease;

e)

Upon the US$5,000 payment as set out in clause C above, Octagon will assume control of the timing of all activities related to the Lease. Octagon will forfeit control in the event that the US$10,000 payment referred to in clause C above is not paid in accordance with clause C above; and

f)

Upon paying the $15,000 referred to in clause “c” above, Octagon acquires the right to operate, or appoint an operator for, the Lease.

Other Agreements and Acknowledgments:

1.

URX confirms that it holds interests in the Petroleum and Natural Gas rights to certain lands defined herein as the Lease. Unitech further confirms that the interests were acquired at an Alberta Government auction on June 14, 2006 for the sum of Cdn$30,494.00 and the Parties acknowledge that the Lease will expire on June 14, 2011 unless continues pursuant to the rules and regulations of the Government of Alberta.

2.

The Parties acknowledge that this Agreement will expire on June 14, 2010 unless a minimum of $50,000 is expended on the Lease prior to June 14, 2010.

3.

This agreement will be governed by the laws of Alberta, Canada.

Signed and agreed to in Calgary, Alberta, this 10th day of June, 2008

Octagon 88 Resources, Inc.

per:

/s/ Clinton F. Bateman

Clinton F. Bateman

President

Unitech Energy Resources Inc.

per:

/s/ Steve Price

Steve Price

President

Addendum to the June 10, 2008 Farm-in Letter Agreement

Between:

Unitech Energy Resources Inc.

An Alberta, Canada corporation

(“URX”)

-and-

Octagon 88 Resources, Inc.

A Nevada corporation

(“Octagon”)

(hereinafter collectively referred to as the “Parties”)

Whereas the Parties wish to change one of the conditions of the Agreement June 10, 2008 Farm-in Letter Agreement, the Parties hereby agree that the $50,000.00 expenditure requirement amount, as set out in item 2 of the “Other Agreements and Acknowledgments”, is hereby reduced to $30,000.00

Signed and agreed to in Calgary, Alberta, this 15th day of September, 2008

Octagon 88 Resources, Inc.

per:

/s/ Clinton F. Bateman

Clinton F. Bateman

President

Unitech Energy Resources Inc.

per:

/s/ Steve Price

Steve Price

President